UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 31, 2008


                             AMERIGO ENERGY, INC.
	     ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                   000-09047        20-3454263
	       --------                   ---------        ----------
      (State or other jurisdiction       (Commission      (IRS Employer
            of incorporation)            File Number)  Identification No.)

       		   2580 Anthem Village Rd., Henderson, NV 89052
       		--------------------------------------------------
       		(Address of principal executive offices)(Zip Code)


	Registrant's telephone number, including area code: 702-399-9777
							    ------------

                                 Not Applicable
			         --------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the  Securities  Act  (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))


SEC873(11-06)    POTENTIAL  PERSONS  WHO ARE TO RESPOND TO THE COLLECTION OF
                 INFORMATION  CONTAINED  IN THIS FORM ARE NOT REQUIRED TO  #
                 RESPOND  UNLESS  THE  FORM  DISPLAYS  A CURRENTLY VALID OMB
                 CONTROL NUMBER.



SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

RESIGNATION OF DIRECTORS AND OFFICERS

On December 31, 2008, Bruce Lybbert resigned as Chief Executive Officer and Chairman of the Company. Mr. Lybbert's resignation was not a result from any disagreement with the Registrant or management.

APPOINTMENT OF OFFICERS

S. MATTHEW SCHULTZ

On December 31, 2008 concurrent with Mr. Lybbert's resignation, Mr. Schultz was appointed Chief Executive Officer and Director of the Company.

Since December 2005, Mr. Schultz served as a founder of Granite Energy, Inc. He was instrumental in its transformation into an oil and gas company and served as its chief executive officer from August 2006 to December 2008. From April of 2003 to the present, Mr. Schultz has also been president of Wexford Capital Ventures, Inc., a Utah-based strategic financial consulting firm. Wexford Capital provides boutique investment banking services for micro-cap and small-cap companies and has been instrumental in assisting several companies in initial public offerings and strategic planning. Mr. Schultz has been instrumental in developing investor awareness and participation for numerous publicly traded companies, and assisted in private placement offerings in both the United States and abroad. From 1999 to 2003, Mr. Schultz was the chairman of Pali Financial Group, Inc., an investment banking firm specializing in small cap securities. He also served as the vice-president of the Utah Consumer Lending Association during 1998-1999. Mr. Schultz studied finance and management at the University of Wyoming and Weber State University.

JASON F. GRIFFITH

On December 31, 2008 concurrent with Mr. Lybbert's resignation, Mr. Griffith was appointed Chief Financial Officer and Director of the Company.

Mr. Griffith has previously worked with mutliple oil and gas companies and most recently as the chief financial officer of Granite Energy, where he served from February 2006 through December 2008. Mr. Griffith's experience includes having served as a chief financial officer for four publicly traded companies. Mr. Griffith has additional experience in public accounting, which includes being the partner of a CPA firm in Henderson, Nevada since June 2002, and as accounting manager for another accounting firm in Henderson, Nevada from August 2001 through June 2002. Mr. Griffith was previously associated with Arthur Andersen in Memphis, Tennessee from December 1998 until his move to Nevada in 2001. Prior to joining Arthur Andersen, Mr. Griffith was pursuing an undergraduate and master's degree in accounting from Rhodes College in Memphis, Tennessee. He is a licensed certified public accountant in Georgia, Nevada and Tennessee. Mr. Griffith is a member of the American Institute of Certified Public Accountants, the Association of Certified Fraud Examiners and the Institute of Management Accountants, along with being a member of the Nevada and Tennessee State Societies of CPAs.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGO ENERGY, INC.


By: /s/ S. Matthew Schultz
---------------------------
S. Matthew Schultz, CEO
Date: January 2, 2009